                                                                  EXHIBIT 10.5.1



                               FIRST AMENDMENT TO
                               OPERATING AGREEMENT
                                       FOR
                               CAP CITY BREAD, LLC
                      A DELAWARE LIMITED LIABILITY COMPANY

         This First Amendment to the Operating Agreement for Cap City Bread, LLC (this "Amendment") is made as of the 5th day of March, 2002, by Artisan Bread, LLC and Capitol Dough, Inc. as the existing members of Cap City Bread, LLC (hereinafter referred to as the "Members") to amend certain terms of the Operating Agreement originally entered into as of October 7, 2001 (the "Operating Agreement").

         Each capitalized term which is used but not defined herein shall have the same meaning ascribed thereto in the Operating Agreement.

         The Members hereby agree that the Operating Agreement shall be amended as follows:

         1. Exhibit B to the Operating Agreement is hereby amended and restated in its entirety to read as set forth in the attached Exhibit B-1. All references to Exhibit B in the Operating Agreement shall be amended to refer to Exhibit B-1 as set forth in this Amendment.

          All other terms and conditions of the Operating Agreement shall remain unchanged and in full force and effect.

                  IN WITNESS WHEREOF, the Members of CAP CITY BREAD, LLC have duly executed this Amendment to the Operating Agreement as of the date set forth above.


MEMBERS:

Artisan Bread, LLC                                 Capitol Dough, Inc.
By:  Panera, LLC
Its sole member


By: /s/ William W. Moreton                         By: /s/ Richard Postle
   ---------------------------                         -------------------------
     William W. Moreton                                Richard Postle, President
      Chief Financial Officer

                                   EXHIBIT B-1

                                    TERRITORY


The Territory shall consist only of the following areas:

1.       The District of Columbia

2. The following counties located in northern Virginia and Richmond, Virginia, which shall include the independent cities located within their geographic boundaries, including but not limited to those cities listed below:

         Counties:

         Albemarle                              Greene
         Amelia                                 Hanover
         Arlington                              Henrico
         Charles City                           King George
         Chesterfield                           King William
         Clarke                                 Loudoun
         Culpepper                              Nottoway
         Dinwiddie                              Powhatan
         District of Columbia                   Prince George
         Fairfax                                Prince William
         Fauquier                               Spotsylvania
         Fluvanna                               Stafford
         Frederick                              Rockingham
         Goochland                              Warren

         Cities:

         Alexandria                             Fredericksburg
         Charlottesville                        Harrisonburg
         Falls Church                           Manassas
         Fairfax                                Richmond
           Or any other city in noted counties

3.       The following counties located in Pennsylvania:

         Adams                                  Lancaster
         Berks                                  Lebanon
         Carbon                                 Northhampton
         Cumberland                             Perry
         Dauphin                                York
         Lehigh

4. The following counties located in Virginia, which shall include the independent cities located within their geographic boundaries, including but not limited to those cities listed below:

         Counties:

         Chesapeake                             Poquoson
         Hampton                                Suffolk
         James City                             Virginia Beach
         Newport News                           York
         Norfolk

         Cities:

         Chesapeake                             Portsmouth
         Hampton                                Virginia Beach
         Newport News                           Williamsburg
         Norfolk
             Or any other city in noted counties